EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the 10-Q Report of Weis Markets, Inc. (the" Company") on Form 10-Q for the second quarter ending June 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Norman S. Rich, President/ Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                          (1)              The Report fully complies with the requirements of Section 13(a) or
                                             15(d) of the Securities Exchange Act of 1934; and

                          (2)               The information contained in the Report fairly presents, in all
                                              material respects, the financial condition and results of operations of                                               the Company.

/S/ Norman S. Rich
President/CEO
8/13/2002